DISTRIBUTION FEE AGREEMENT

FOR

ROYCE VALUE FUND

(CONSULTANT CLASS)

The Royce Fund, a Delaware business trust (the “Trust”), and Royce Fund Services, Inc., a New York corporation (“RFS”), hereby agree that as compensation for RFS’ services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Consultant Class of Royce Value Fund, a series of the Trust (“Consultant Class”), a fee, payable monthly, equal to 1.00% per annum of the Consultant Class’ average net assets.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the __ day of February, 2006.

THE ROYCE FUND

John D. Diederich Vice President

ROYCE FUND SERVICES, INC.

John D. Diederich President

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE VALUE PLUS FUND

(CONSULTANT CLASS)

The Royce Fund, a Delaware business trust (the “Trust”), and Royce Fund Services, Inc., a New York corporation (“RFS”), hereby agree that as compensation for RFS’ services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Consultant Class of Royce Value Plus Fund, a series of the Trust (“Consultant Class”), a fee, payable monthly, equal to 1.00% per annum of the Consultant Class’ average net assets.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the __ day of February, 2006.

THE ROYCE FUND

John D. Diederich Vice President

ROYCE FUND SERVICES, INC.

John D. Diederich President

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE OPPORTUNITY FUND

(CONSULTANT CLASS)

The Royce Fund, a Delaware business trust (the “Trust”), and Royce Fund Services, Inc., a New York corporation (“RFS”), hereby agree that as compensation for RFS’ services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the Consultant Class of Royce Opportunity Fund, a series of the Trust (“Consultant Class”), a fee, payable monthly, equal to 1.00% per annum of the Consultant Class’ average net assets.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the __ day of February, 2006.

THE ROYCE FUND

John D. Diederich Vice President

ROYCE FUND SERVICES, INC.

John D. Diederich President